Lender Presentation July 16, 2013 Exhibit 99.1

Safe Harbor/Non-GAAP Financial Disclosures

Forward-Looking Statements
Non-GAAP Financial Measures
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on Pinnacle’s and
Ameristar’s current expectations and are subject to uncertainty and changes in circumstances.  These forward-looking statements include, among others, statements regarding the expected synergies and benefits of a potential combination of Pinnacle and Ameristar, including the expected accretive effect of the merger on Pinnacle’s financial results and profile (e.g., free cash flow and Consolidated Adjusted EBITDA); the anticipated benefits of geographic diversity that would result from the merger and the expected results of Ameristar’s gaming properties; expectations about future business plans, use of proceeds from financing, prospective performance and opportunities; required regulatory approvals; the expected timing of the completion of the transaction;
and the anticipated financing of the transaction.  These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”,
“will” or similar words intended to identify information that is not historical in nature.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  These risks and uncertainties include (a) the timing to consummate a potential transaction between Pinnacle and Ameristar may be delayed based on circumstances beyond Pinnacle’s control, including the ability of Pinnacle to reach a resolution with the Federal Trade Commission (“Commission”); (b) the ability and timing to complete the dispositions proposed as part of the effort to reach a resolution with the Commission; (c) the ability and timing to obtain required regulatory approvals and satisfy or waive other closing conditions; (d) the possibility that the merger does not close when expected or at all; or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (e) Pinnacle’s ability to realize the synergies contemplated by a potential transaction; (f) Pinnacle’s ability to promptly and effectively integrate the business of Pinnacle and Ameristar;
(g) uncertainties in the global economy and credit markets and its potential impact on Pinnacle’s ability to finance the transaction; (h) the outcome of any legal proceedings that may be instituted in connection with the transaction; (i) the ability to retain certain key employees of Ameristar; (j) that there may be a material adverse change affecting Pinnacle or Ameristar, or the respective businesses of Pinnacle or Ameristar may suffer as a result of uncertainty surrounding the transaction; (k) Pinnacle’s ability to obtain financing on the terms expected, or at all; and (l) the risk factors disclosed in Pinnacle’s most recent Annual Report on Form 10-K, which Pinnacle filed with the Securities and Exchange Commission on March 1, 2013 and the risk factors disclosed in
Ameristar’s most recent Annual Report on Form 10-K, which Ameristar filed with the Securities and Exchange Commission on February 28, 2013, and in all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by Pinnacle and Ameristar subsequent to the filing of their respective Form 10-Ks for the year ended December 31, 2012. Forward-looking statements reflect Pinnacle’s and Ameristar’s management’s analysis as of the date of this release. Pinnacle and Ameristar do not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.
As used in this presentation, Consolidated Adjusted EBITDA, Consolidated Adjusted EBITDA margin, and Discretionary Cash Flow are non-GAAP measurements. Pinnacle defines Consolidated
Adjusted EBITDA as earnings before interest income and expense, income taxes, depreciation, amortization, pre-opening and development expenses, non-cash share-based compensation, asset impairment costs, write-downs, reserves, recoveries, corporate-level litigation settlement costs, gain (loss) on sale of certain assets, loss on early extinguishment of debt, gain (loss) on sale of equity security investments, minority interest and discontinued operations. Pinnacle defines Consolidated Adjusted EBITDA margin as Consolidated Adjusted EBITDA divided by revenues.
Pinnacle defines Discretionary Cash Flow as Consolidated Adjusted EBITDA less maintenance capital expenditures, cash paid for income taxes and cash paid for interest expense.
Ameristar defines Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, other non-operating income and expenses, stock-based compensation, deferred compensation plan expense, non-operational professional fees and river flooding expenses and reimbursements.
As shown below, the Combined Adjusted EBITDA is shown on a combined basis of Pinnacle’s Consolidated Adjusted EBITDA and Ameristar’s Adjusted EBITDA for the period ended March 31,
2013, taking into account synergies Pinnacle expects to achieve.
This presentation is for informational purposes only and shall not constitute an offer to sell nor the solicitation of an offer to buy any securities of Pinnacle or any other issuer.

Today’s Speakers Anthony Sanfilippo Pinnacle Entertainment Chief Executive Officer Carlos Ruisanchez Pinnacle Entertainment President & Chief Financial Officer 3

• On December 21, 2012, Pinnacle announced the acquisition of Ameristar Casinos, Inc.
• Upon consummation of the transaction, Pinnacle Entertainment is expected to be a multi-jurisdictional gaming company with 18 properties and a presence in 13 gaming geographies
• For the TTM period ended 3/31/2013, Pinnacle generated Consolidated Adjusted EBITDA of $285M
Pro Forma for the acquisition, Pinnacle’s TTM at 3/31/13 Consolidated Adjusted EBITDA would have been $683M
• Pinnacle intends to raise:
$1,000M, 5-year Revolver
$1,600M, 7-year Term Loan B
Up to $800M of new Senior Unsecured Notes
• Pinnacle intends to use the proceeds to fund the aggregate cash consideration for its pending acquisition of Ameristar, refinance its existing credit facilities, pay related transaction fees and expenses, redeem its existing 8.625% senior notes due 2017 and provide working capital and funds for general corporate purposes after the acquisition
Ameristar Transaction Overview
1. For a reconciliation of these non-GAAP financial measures, please see the Appendix at the end of this presentation. Pro forma Consolidated Adjusted EBITDA represents the sum of each company’s reported TTM at 3/31/13
Consolidated Adj. EBITDA plus $40M of synergies and $10.5M Baton Rouge annualization increment adjustment. Pro forma Consolidated Adjusted EBITDA does not reflect the removal of Adjusted EBITDA from Lumiere Place
Casino and Hotels. In the TTM period ended 3/31/13, the net revenues and Adjusted EBITDA for Pinnacle’s St. Louis segment were $389.4M and $98M, respectively. In the TTM period ended 3/31/13, Lumiere Place Casino and
Hotels generated net revenues and Adjusted EBITDA of $190.7M and $34.3M, respectively, comprising 49% and 35% of the St. Louis segment results, respectively.
1

$26.50 in cash per ASCA share
$2.8B total consideration, including assumed debt
7.7x 2012 Consolidated Adjusted EBITDA
Committed debt financing
FTC consent order & remaining state regulatory approvals
3Q13, subject to customary closing conditions and remaining
required regulatory approvals
Ameristar Acquisition Overview

Per Share
Consideration
Enterprise Value
Ameristar Valuation
Sources of Financing
Approval Process
Expected Closing

PINNACLE ENTERTAINMENT + AMERISTAR = PINNACLE ENTERTAINMENT AMERISTAR

PINNACLE ENTERTAINMENT

Pro Forma Company Profile

+ = Pro Forma % Growth
3
TTM 3/31/13
Net Revenues
1
$1,217 $1,178 $2,457 101.9%
TTM 3/31/13
Adj. EBITDA
2
$285 $348 $683 140.2%
TTM 3/31/13
Adj. EBITDA Margin
2
23.4% 29.6% 27.8% 440 bps
# of Properties 9 9 18 100.0%
# of Hotel Rooms 2,489 2,414 4,903 97.0%
# of Slots 10,821 12,610 23,431 116.5%
# of Tables 378 317 695 83.9%
# of Employees 8,479 7,115 15,594 83.9%
Source: Company Reports and SEC Filings
2. For a reconciliation of these non-GAAP financial measures, please see the Appendix at the end of this presentation. Pro forma Consolidated Adjusted EBITDA represents the sum of each company’s reported
TTM at 3/31/13 Consolidated Adj. EBITDA plus $40M of synergies and $10.5M Baton Rouge  annualization increment adjustment.
3. Represents percent growth from Pinnacle stand-alone operations.
Note: Historic and Proforma statistics and financial data do not give effect to the anticipated regulatory divestitures of Lumiere Place Casino and Hotels and Ameristar’s Lake Charles development project. In the
TTM period ended 3/31/13, the net revenues and Adjusted EBITDA for Pinnacle’s St. Louis segment were $389.4M and $98M, respectively. In the TTM period ended 3/31/13, Lumiere
Place Casino and Hotels generated net revenues and Adjusted EBITDA of $190.7M and $34.3M, respectively, comprising 49% and 35% of the St. Louis segment results, respectively.
1. Pro forma combined company net revenue adjusted for $62M Baton Rouge annualization increment.
($M)

HORSESHU
Cactus Petes
AMERISTAR
LUMIERE PLACE
RIVER CITY
Belterra
BOOMTOWN
RIVER DOWNS
PINNACLE
L'auberge

Enhanced Footprint in Attractive Markets

• A leading gaming company in the U.S.
• PF Net Revenues of $2.5B (TTM at 1Q13)
• PF Consolidated Adj. EBITDA of $683M (TTM at 1Q13)
Ameristar
Pinnacle Entertainment
• 18 properties in 13 distinct geographies
• 4,903 rooms
• 23,431 slot machines
• 695 table games
East Chicago
St. Charles Council
Bluffs
Kansas City
Blackhawk
Lake Charles
Vicksburg
Note: Historic and Proforma statistics and financial data do not give effect to the anticipated regulatory divestitures of Lumiere Place Casino and Hotels and Ameristar’s Lake Charles development project

8 Complementary Properties

RIVER CITY

CASINO

Belterra

PINNACLE
ENTERTAINMENT

9 With Strong Brands

10 In Attractive Gaming Markets

AMERISTAR

AMERISTAR

AMERISTAR

PINNACLE ENTERTAINMENT

11 Well Maintained, No Deferred Maintenance

Transaction, FTC, & Regulatory Process Update

FTC
Process
Update
State Gaming
Regulators
•
The FTC filed an administrative complaint seeking to block the transaction due to concerns regarding unfair competition in St. Louis, MO and Lake Charles, LA
•
An agreement in principle was reached with the FTC Bureau of Competition Staff regarding proposed divestiture remedies to gain clearance to close the transaction. Remedies include:
•
Received Nevada, Iowa, Mississippi and Indiana regulatory approval
•
Louisiana and Missouri regulatory approvals are expected in July 2013
Transaction
Process
•
Transaction received ASCA shareholder approval
•
Received requisite consents on Ameristar’s 7.5% Senior Notes due 2021 in April 2013
•
Meaningful progress on integration planning and synergies
A sale of Lumière Place Casino & Hotel and the Four Seasons Hotel & Spa St. Louis
A sale of the Ameristar Lake Charles development project
•
Detailed terms and conditions of the proposed divestiture remedies are currently being negotiated, with a Consent Order finalizing the process expected to be approved by the FTC in early August 2013

Regulatory Asset Divestiture Update

•
Net divestiture proceeds from Lake Charles will be
used to repay debt and reduce leverage, post close
•
Upon completion, the divestiture of the Lake Charles
project eliminates meaningful future growth cap ex
commitments, which is expected to enhance free
cash flow generation and hasten debt repayment and
leverage reduction
•
Ameristar has previously disclosed that through
3/31/13, it had invested total capital of $144.5M in
the Lake Charles project, and that it expects capital
spending of $84.0 million related to Lake Charles
design and construction costs in 2Q13.
•
Net divestiture proceeds from Lumiere Place Casino
and Hotels will be used to repay debt and reduce
leverage, post close
•
In the TTM period ended 3/31/13, the net revenues
and Adjusted EBITDA for Pinnacle’s St. Louis segment
were $389.4M and $98M, respectively. In the TTM
period ended 3/31/13, Lumiere Place Casino and
Hotels generated net revenues and Adjusted EBITDA
of $190.7M and $34.3M, respectively, comprising
49% and 35% of the St. Louis segment results,
respectively.
Lumière Place Casino and Hotels
Ameristar Casino Resort Spa Lake Charles

14 Key Credit Considerations

Our combination with Ameristar is transformative and brings together two complementary asset portfolios
Our geographic, financial and operational diversification will be significantly enhanced
We expect to have a much larger cash flow base, with increased scale and distribution
We expect to generate at least $40M of annual synergies
We expect the combined company will generate significant discretionary cash flow
Pro forma discretionary cash flow is expected to increase from $121M to $315M
Merger synergies and tax asset utilization is expected to enhance our cash flow generation
Post-completion of Lake Charles divestiture, growth capital spending is limited to the $209M
River Downs project and $20M New Orleans hotel expansion
We expect to use our enhanced cash flow generation to repay debt and reduce leverage to the targeted range of 3.5x-4.0x
Anticipated regulatory divestitures improve the combined Company’s credit profile
Upon completion, we expect to use net divestiture proceeds to repay debt and reduce leverage
Lake Charles divestiture eliminates significant future growth cap ex commitments; remaining growth cap ex commitments are serviceable with discretionary cash flow
We expect divestitures to further enhance diversification and reduce pro forma concentrations in
St. Louis and Lake Charles (the combined Company’s two largest gaming geographies)
Key Transaction and Credit Highlights
1. For a detailed calculation of Pinnacle Stand Alone and Proforma Combined Company Discretionary Cash Flow, please see the Appendix at the end of this presentation.
1

Sources & Uses

Sources ($M)
Uses ($M)
Sources ($M) Amount Uses ($M) Amount
Debt summary Equity purchase price @ $26.50 per share $959
$1,000M revolver $387
Term loan B 1,600 Pinnacle Debt
Secured debt $1,987 Revolver repayment -
Term loan B repayment 319
Assumed existing Pinnacle bonds $675 Refinance existing Pinnacle bonds 446
Assumed existing Ameristar bonds 1,040 Assumed bonds 675
New senior unsecured notes 800 Total Pinnacle debt $1,440
Unsecured debt $2,515
Ameristar Debt
Total debt $4,502 Revolver repayment -
Term Loan A repayment 190
Term Loan B repayment 685
Assumed 2021 notes 1,040
Existing other debt 0
Total Ameristar debt $1,915
Estimated transaction fees $187
Total sources $4,502 Total uses $4,502
Note: Based on funded debt at close; refinanced debt balances are as of 3/31/13. Not pro forma for the regulatory divestiture of Lumière Place Casino and Hotels and the Ameristar Lake Charles development project

PINNACLE ENTERTAINMENT

AMERISTAR

PINNACLE ENTERTAINMENT

AMERISTAR

PINNACLE ENTERTAINMENT

AMERISTAR

PINNACLE ENTERTAINMENT

1. For a reconciliation of non-GAAP financial measures, please see the Appendix .  Pro forma Consolidated Adjusted EBITDA represents the sum of each company’s reported TTM at 3/31/13 Consolidated Adj.
EBITDA plus $40M of synergies and $10.5M Baton Rouge annualization increment adjustment. Pro forma Consolidated Adjusted EBITDA does not reflect the removal of Adjusted EBITDA from Lumiere Place
Casino and Hotels. In the TTM period ended 3/31/13, the net revenues and Adjusted EBITDA for Pinnacle’s St. Louis segment were $389.4M and $98M, respectively. In the TTM period ended 3/31/13, Lumiere
Place Casino and Hotels generated net revenues and Adjusted EBITDA of $190.7M and $34.3M, respectively, comprising 49% and 35% of the St. Louis segment results, respectively.
2. Excludes synergies in calculations for pro forma Pinnacle
Capitalization ($M)
Divestiture Proceeds
Merger Pro forma
($M) Pinnacle Ameristar Combined Adjustment Combined (1)
Cash $99 $125 $224 - $224
-
Revolver - - - - -
Term loan A - 190 190 (190) -
Term loan B 319 685 1,004 (1,004) -
-
New revolver - - - 387 387
New term loan B - - - 1,600 1,600
Sr. secured debt 319 875 1,194 793 1,987
PNK - 8.625% Senior notes due 2017 446 - 446 (446) -
PNK - 8.75% Senior subordinated notes due 2020 350 - 350 - 350
PNK - 7.75% Senior subordinated notes due 2022 325 - 325 - 325
ASCA - 7.5% Senior unsecured notes due 2021 - 1,040 1,040 - 1,040
Other debt - 0 0 (0) -
New senior unsecured notes - - - 800 800
Total debt $1,440 $1,915 $3,355 $1,147 $4,502
TTM 3/31/13 Consolidated Adj. and PF EBITDA
1
$285 $348 $633 $50 $683
TTM 3/31/13 Reported and PF Interest expense 117 116 233 34 267
At closing - 03/31/13
Interest coverage(2) 2.4x 3.0x 2.7x 2.4x
Sr. sec. debt / TTM Adj. EBITDA 1.1x 2.5x 1.9x 2.9x
Sr. sec. net debt / TTM Adj. EBITDA 0.8x 2.2x 1.5x 2.6x
Total debt / TTM Adj. EBITDA 5.1x 5.5x 5.3x 6.6x
Total net debt / TTM Adj. EBITDA 4.7x 5.1x 4.9x 6.3x
Sr.  Secured Debt:
Net divestiture
proceeds will be used
to repay
Term Loan B
PF total leverage,
sr. secured
leverage, and
interest coverage
ratios will benefit
from debt pay
down with asset
sales proceeds.
Pro Forma Capitalization

Attractive Debt Maturity Profile

•
Pro forma, the Company will have no near term maturities and significant room to generate cash flow and repay or refinance existing debt
Note:  Based on funded debt, not adjusted for net proceeds from anticipated regulatory divestitures of Lumière Place Casino and Hotels and Ameristar’s Lake Charles development project.
New $800M senior unsecured note is assumed to mature in ten years; actual term of note may differ.
Revolver TLB PNK notes ASCA notes New senior unsecured notes
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$800
$600
$400
$0
'13 '14
'15 '16 '17 '18
'19 '20
'21 '22+
$200
$1,000
$1,950
$1,040
$1,125
$387
$1,600
$350
$800
$325
Pro forma Debt Maturity Profile ($M)
$1,000

Demonstrated History of Growth

Pinnacle Historical Consolidated Adj. EBITDA and Combined Pro forma Consolidated Adj. EBITDA ($M)
# of assets:
# of gaming positions(2):
$683.3
$284.5
$285.2
$252.2
$213.6
$160.2
$152.8
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
2008
2009
2010
2011 2012 TTM 3/31/13 (1) Pro Forma (1)
8 8 8 7 9 9 18
28,296 13,467 13,467 11,688 12,700 12,141 14,090
1.
For a reconciliation of these non-GAAP financial measures, please see the Appendix at the end of this presentation.  Pro forma Consolidated Adjusted EBITDA represents the sum of each company’s reported TTM at
3/31/13 Consolidated Adj. EBITDA plus $40M of synergies and $10.5M Baton Rouge annualization increment adjustment. Pro forma Consolidated Adjusted EBITDA does not reflect the removal of Adjusted EBITDA from
Lumiere Place Casino and Hotels. In the TTM period ended 3/31/13, the net revenues and Adjusted EBITDA for Pinnacle’s St. Louis segment were $389.4M and $98M, respectively. In the TTM period ended 3/31/13,
Lumiere Place Casino and Hotels generated net revenues and Adjusted EBITDA of $190.7M and $34.3M, respectively, comprising 49% and 35% of the St. Louis segment results, respectively.  Growth rate represents percent growth of pro  forma from Pinnacle stand-alone operations.
2.
Represents the sum of table games multiplied by seven positions plus total slot positions

Attractive Margin Opportunity

•
Combined platform margins to benefit from efficiencies of scale and synergies
•
Additional margin opportunities from leveraging best practices from both companies and applying them across the combined enterprise
Combination With Ameristar Is Significantly Accretive To Pinnacle’s Consolidated Adj. EBITDA Margins
1. For a reconciliation of these non-GAAP financial measures, please see the Appendix at the end of this presentation. Pro forma Consolidated Adjusted EBITDA represents the sum of each company’s reported TTM at 3/31/13
Consolidated Adj. EBITDA plus $40M of synergies and $10.5M Baton Rouge annualization increment adjustment. Pro forma Consolidated Adjusted EBITDA does not reflect the removal of Adjusted EBITDA from Lumiere Place Casino and
Hotels. In the TTM period ended 3/31/13, the net revenues and Adjusted EBITDA for Pinnacle’s St. Louis segment were $389.4M and $98M, respectively. In the TTM period ended 3/31/13, Lumiere Place Casino and Hotels generated net revenues and Adjusted EBITDA of $190.7M and $34.3M, respectively, comprising 49% and 35% of the St. Louis segment results, respectively.  Growth rate represents basis point increase of pro forma margin from Pinnacle stand-
alone operations.
17.0%
20.2%
22.1%
23.8%
23.4%
27.8%
5%
10%
15%
20%
25%
30%
35%
2009 2010 2011 2012 TTM 3/31/13 (1) Pro Forma (1)

Diversified Revenue Platform

•
Significantly de-risks the portfolio by more than doubling gaming geographies to 13
•
Balanced portfolio decreases pro forma revenue reliance on two largest gaming geographies by more than 20 percentage points
•
St. Louis and Lake Charles divestitures are expected to further reduce pro forma concentrations
Pinnacle 3/31/13 TTM Net Revenue Diversification
¹
Pro Forma 3/31/13 TTM Net Revenue Diversification
¹
St. Louis, MO,
32.4%
Lake Charles, LA,
31.4%
Belterra, IN,
12.7%
New Orleans,
LA, 10.0%
Baton Rouge,
LA, 7.0%
Bossier City, LA,
6.6%
St. Louis, MO,
26.8%
Lake Charles,
LA, 15.4%
Belterra, IN,
6.3%
New Orleans,
LA, 4.9%
Baton Rouge,
LA, 6.0%
Kansas City,
MO, 8.5%
Council Bluffs,
6.7%
Vicksburg, MS,
4.8%
Denver, CO,
6.5%
Greater
Chicago, 8.5%
Jackpot, NV,
2.3%
Bossier City,
LA, 3.2%
1.
Net revenue is derived from Pinnacle and Ameristar’s respective 10-Qs for the three months ended March 31, 2013 and 2012 and 10-Ks for the twelve months ended December 31, 2012.  Net revenue diversification calculations are based upon reported segment net revenue data for Pinnacle in the stand-alone case and for Pinnacle and Ameristar in the pro forma case
Note:  Historic and pro forma financial data does not give effect to the anticipated regulatory divestiture of Lumiere Place Casino and Hotels, net revenue Data excludes Pinnacle’s Racetrack segment, and pro forma net revenue includes a $62M Baton Rouge annualization increment adjustment.

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,099
$2,584
$2,457
$1,217
$1,178
$965
$774
PENN (2)
BYD (2)
PNK + ASCA (3)
PNK
ASCA
ISLE
CHDN (2)

$800
$600
$400
$200
$0
$822
$683
$548
$348
$285
$185
$163
PENN (2)
PNK + ASCA (4)
BYD (2)
ASCA
PNK
ISLE
CHDN (2)

PINNACLE ENTERTAINMENT

Enhanced Scale

Net Revenue ($M)
EBITDA ($M)
Source:  Company documents and filings
1. Figures are based on TTM at 3/31/13. For a reconciliation of non-GAAP financial measures, please see the Appendix at the end of this presentation.
2. Pro forma adjustments:  BYD for the Peninsula acquisition; PENN for the Harrah’s St. Louis acquisition; CHDN for the Riverwalk Casino acquisition.
3. 3/31/13 TTM pro forma Revenue includes $62M Baton Rogue annualization increment adjustment
4. For a reconciliation of these non-GAAP financial measures, please see the Appendix at the end of this presentation. Pro forma Consolidated Adjusted EBITDA represents the sum of each company’s reported TTM at 3/31/13
Consolidated Adj. EBITDA plus $40M of synergies and $10.5M Baton Rouge annualization increment adjustment. Pro forma Consolidated Adjusted EBITDA does not reflect the removal of Adjusted EBITDA from Lumiere Place
Casino and Hotels. In the TTM period ended 3/31/13, the net revenues and Adjusted EBITDA for Pinnacle’s St. Louis segment were $389.4M and $98M, respectively. In the TTM period ended 3/31/13, Lumiere Place Casino and
Hotels generated net revenues and Adjusted EBITDA of $190.7M and $34.3M, respectively, comprising 49% and 35% of the St. Louis segment results, respectively. Growth rate represents percent increase of pro forma from
Pinnacle stand-alone operations.
1
1
102% growth
140% growth

Significant Discretionary Cash Flow Accretion

•
Transaction increases discretionary
cash flow generation to fund debt
repayment and leverage reduction
Combination is expected to add
more than $190M in annual
discretionary cash flow
Total annual pro forma
discretionary cash flow is
expected to increase to
approximately $315M
1. For a detailed calculation of Pinnacle Stand-alone and pro forma Combined Company Discretionary Cash Flow, please see the Appendix at the end of this presentation.
160%
growth
+$194M
$314.7
$121.2
$350
$300
$250
$200
$150
$100
$50
$-
PNK TTM 3/31/13 (Stand-alone) Pro Forma TTM 3/31/13
Discretionary Cash Flow Generation¹ ($M)

Enhanced Free Cash Flow Generation

Pinnacle’s credit profile will improve from:
(1) repayment of Term Loan B with regulatory asset sale proceeds, and
(2) utilization of enhanced cash flow stream to repay debt and reduce leverage
1. River Downs budget of $209M excludes capitalized interest, original acquisition cost of $45M and state gaming license fees of $50M
•
Elimination of Lake Charles growth cap ex reduces burden on the combined company’s pro forma TTM at 3/31/13 discretionary cash flow of $315M
•
Post asset divestitures, the Company’s growth cap ex commitments will be limited to only two growth projects:
River Downs, $209M total spend ($7.5M incurred through 3/31/13)¹
New Orleans hotel growth cap ex spend of $20M
•
Merger synergies and lower cost of capital should benefit pro forma cash flow generation
•
NOLs and other tax assets are expected to reduce Federal cash taxes, enhance cash flow generation, and hasten balance sheet deleveraging

•
Pinnacle expects to generate at least $40M of annual synergies
Clearly Identified Synergies
Corporate departments:
$40M of annual synergies
Public
Company
Costs
Named
Executive
Officers
Marketing IT HR
Accounting/
Tax
Planning and
Analysis
Strategic
Sourcing
Internal Audit
Legal/
Compliance
Government
and Public
Affairs
Design and
Construction
Corporate
Operations
Support
Administration
Property/
Regional
Operations
Board
of Directors
(outside)

Substantial Additional Cash Flow From Tax Attributes

•
Pinnacle currently has meaningful tax assets that will be utilized to offset taxable income for a multi-year period
Pinnacle’s current base Federal NOL is approximately $271M
Federal NOL is expected to increase by approximately $241M upon completion of Atlantic City land disposition
Ameristar has taxable income reductions related to goodwill amortization for its
Kansas City and East Chicago properties
Potential additional NOL creation from required regulatory asset divestitures in
St. Louis and Lake Charles

Other Recent Developments

Land Sales
Activity
In the process of selling 20 acres of land in Atlantic City
Transaction is expected to close by the end of 3Q13 for approximately $30.6M of net proceeds
AC land sale is expected to crystalize an additional Federal NOL of approximately $241M
Marketing excess land in Reno, NV and committed to selling Ameristar’s land in Springfield,
MA
Development
Activity
Focused on hotel cap ex spend for River City property – which is on time and on budget
1,600 space parking deck opened in November 2012
Event Center opened in June 2013
200-room hotel expected to open in September 2013
Construction of new $20M New Orleans hotel began in 1Q13; expected completion in late-
2Q14
ACDL has completed two $30M capital raises since December 2012, neither of which
Pinnacle participated in; Phase 1 resort expected to open in late July 2013

28 Financial Overview

PINNACLE ENTERTAINMENT

$293.0
$312.6
Prior Year
1Q13

$74.5
$73.9
Prior Year
1Q13

25.4%
23.6%
Prior Year
1Q13

AMERISTAR

$312.1
$295.1
Prior Year
1Q13

$102.0
$89.7
Prior Year
1Q13

32.7%
30.4%
Prior Year
1Q13

PINNACLE ENTERTAINMENT

1Q Net Revenue
1Q Net Revenue
1Q Cons. Adj. EBITDA
¹
1Q Cons. Adj. EBITDA
¹
Cons. Adj. EBITDA Margin
¹
Cons. Adj. EBITDA Margin
¹
1Q Net Revenue
1Q Net Revenue
1Q Cons. Adj. EBITDA
¹
1Q Cons. Adj. EBITDA
¹
Cons. Adj. EBITDA Margin
¹
Cons. Adj. EBITDA Margin
¹
1Q13 Results
Source:  Company documents and filings
1. For a reconciliation of non-GAAP financial measures, please see the Appendix at the end of this presentation.
Note:  Historic financial data does not give effect to the anticipated divestitures of Lumiere Place Casino and Hotels and Ameristar’s Lake Charles development project

Summary Operating Performance

Total Revenues 1 ($M)
Total Revenues 1 ($M)
Consolidated Adjusted EBITDA
2
($M)
Consolidated Adjusted EBITDA
2
($M)
Capital Expenditures
3
($M)
Capital Expenditures
3
($M)
15.6% 17.0%
20.2% 22.1% 23.8% 23.4% 27.8%
PNK Pro Forma
PNK
Pro Forma
PNK
Pro Forma
$979
$949
$1,059
$1,141
$1,197
$1,217
$2,457
2008 2009 2010 2011 2012 TTM 3/31/13 PF TTM
3/31/13
$153
$161
$214
$252
$285 $285
$683
2008 2009 2010 2011 2012 TTM 3/31/13 PF TTM
3/31/13
$306
$226
$158
$154
$300
$273
$424
2008 2009 2010 2011 2012 TTM 3/31/13 PF TTM
3/31/13
Source: Company Reports and SEC Filings
1.
Pro forma combined company net revenue adjusted for $62M Baton Rouge annualization increment adjustment.
2.
For a reconciliation of non-GAAP financial measures, please see the Appendix at the end of this presentation.  Pro forma Consolidated Adjusted EBITDA represents the sum of each company’s reported TTM at 3/31/13 Consolidated Adj. EBITDA plus $40M of synergies and $10.5M Baton Rouge annualization increment adjustment. Pro forma Consolidated Adjusted EBITDA does not reflect the removal of Adjusted EBITDA from Lumiere Place Casino and Hotels. In the TTM period ended
3/31/13, the net revenues and Adjusted EBITDA for Pinnacle’s St. Louis segment were $389.4M and $98M, respectively. In the TTM period ended 3/31/13, Lumiere Place Casino and Hotels generated net revenues and Adjusted EBITDA of
$190.7M and $34.3M, respectively, comprising 49% and 35% of the St. Louis segment results, respectively.
3.
Represents reported total capital expenditures.  Pro forma represents the sum of Pinnacle and Ameristar total reported capital expenditures.

PNK
Pro Forma
6.2x
6.6x
5.5x
4.9x
5.1x
5.1x
6.6x
2008
2009
2010
2011
2012
TTM 3/31/13
PF TTM 3/31/13

PNK
Pro Forma
1.0x
0.2x
0.0x
0.2x
1.1x
1.1x
2.9x
2008
2009
2010
2011
2012
TTM 3/31/13
PF TTM 3/31/13

PNK
Pro Forma
2.0x
1.9x
2.0x
2.4x
2.5x
2.4x
2.4x
2008
2009
2010
2011
2012
TTM 3/31/13
PF TTM 3/31/13

Historical & Pro Forma Covenant Levels

Total Leverage Ratio
Total Leverage Ratio
Senior Secured Leverage Ratio
Senior Secured Leverage Ratio
Interest Coverage Ratio¹
Interest Coverage Ratio¹
1. Excludes synergies in calculation for pro forma Pinnacle
Note:  Historic and Pro forma leverage and coverage statistics  do not give effect to proceeds from the anticipated divestiture of Lumiere Place Casino and Hotels or Ameristar’s Lake Charles development project.
Divestiture Proceeds
Divestiture Proceeds
Net asset sales
proceeds will be
used to repay debt
and reduce PF
leverage
Specifically, net
asset sales
proceeds will be
used to repay
Term Loan B,
thereby reducing
PF total and sr.
secured leverage.
PF interest
coverage will
benefit from debt
pay down with
net asset sales
proceeds

Key Conclusions

Transformative
Transaction with
Increased Scale
and Diversity
Seamless
Integration and
Meaningful
Synergies
Proven
Management Team
Implementing Best
Practices
Strong Cash Flow
Profile Drives
Debt Repayment
and Leverage
Reduction
Long-Term Value
Creation
Opportunities

33 Syndication Update

Summary Indicative Terms and Conditions

Summary indicative terms and conditions
Borrower Pinnacle Entertainment, Inc. (the “Company” or the “Borrower”)
Facility
Facility Size Maturity
Revolver
Term Loan
$1,000 million
$1,600 million
5 years
7 years
Expected ratings
Corporate: B1/BB-
Facility: Ba1/BB+
Security
Perfected first priority security interest in substantially all of tangible and intangible assets (including capital stock) of the Borrower and
Guarantors, subject to certain exceptions
Amortization TLB: 1% per annum in equal quarterly installments, with remainder at maturity
Call premium 101 soft call for twelve months
Financial
covenants
Financial covenants will apply to RC only (TLB is covenant-lite):
•
Maximum Consolidated Senior Secured Debt Ratio
•
Maximum Consolidated Total Leverage Ratio
•
Minimum Consolidated Interest Coverage Ratio
Mandatory
prepayments
•
100% of the net cash proceeds of any sale, issuance or incurrence of indebtedness by the Borrower (other than permitted indebtedness)
•
100% of the net cash proceeds of any sale or other disposition (including insurance proceeds and condemnation awards) by the
Borrower or any of its restricted subsidiaries of any assets subject to customary exceptions and reinvestment rights
•
50% of excess cash flow
Use of proceeds
Fund the aggregate cash consideration for the acquisition of Ameristar Casinos, Inc., repay existing indebtedness subject to certain exceptions, refinance its existing credit facilities, pay related transaction fees and expenses, redeem its existing 8.625% senior notes due 2017 and provide working capital and funds for general corporate purposes after the acquisition

Transaction timetable

Week of Term Loan B
July 15 • Lender meeting (July 16 )
July 29th
• Commitments due from lenders (July 29 )
• Allocate term loan
August
• Close transaction
Denotes bank holiday
Financing key date
th
th
th
July 2013 August 2013
S M T W T F S S M T W T F S
1 2 3 4 5 6 1 2 3
7 8 9 10 11 12 13 4 5 6 7 8 9 10
14 15 16 17 18 19 20 11 12 13 14 15 16 17
21 22 23 24 25 26 27 18 19 20 21 22 23 24
28 29 30 31 25 26 27 28 29 30 31

36 Appendix

Belterra

AMERISTAR

BOOMTOWN

L'auberge

L'auberge

BOOMTOWN

LUMIÈRE PLACE
CASINO & HOTELS

RIVER CITY
CASINO

AMERISTAR

AMERISTAR

AMERISTAR
COUNCIL BLUFFS

AMERISTAR

AMERISTAR

PINNACLE
ENTERTAINMENT

Gaming Portfolio Overview

Source:  Per company SEC filings as of 3/31/13
Note: Historic and pro forma statistics and financial data do not give effect to the anticipated divestitures of Lumiere Place Casino and Hotels and Ameristar’s Lake Charles development project. River City and
Lumiere Place Casino and Hotels financial data is presented in the St. Louis segment report format.  In the trailing twelve month period ended March 31, 2013, Lumiere Place Casino and Hotels generated Net
Revenues and Adjusted EBITDA of $190.7M and $34.3M, respectively, comprising 49% and 35% of the St. Louis segment results, respectively.
State Location Property Market Slots Tables
No. of
gaming
positions Rooms
LTM
Revenue ($M)
LTM
EBITDA ($M) % Margin
Belterra Belterra, IN 1,416 53 1,734 608 $152.9 $30.4 19.9%
Ameristar Casino Hotel
(East Chicago)
East Chicago, IN 1,970 36 2,186 288 206.8 37.0 17.9%
Boomtown Casino
(New Orleans)
New Orleans, LA 1,288 39 1,522 0 120.1 37.3 31.1%
L'Auberge Casino
(Resort Lake Charles)
Lake Charles, LA 1,616 75 2,066 205 377.3 112.7 29.9%
L'Auberge Casino
(Baton Rouge)
Baton Rouge, LA 1,480 56 1,816 187 84.6 10.0 11.8%
Boomtown Casino and Hotel
(Bossier City)
Bossier City, LA 999 25 1,149 494 79.4 17.8 22.4%
Lumière Place Casino & hotels St. Louis, MO 2,004 68 2,412 494
River City Casino St. Louis, MO 2,018 62 2,390 0
Ameristar Casino Resort Spa
(St. Charles)
St. Charles, MO 2,620 72 3,052 397 266.4 93.8 35.2%
Ameristar Casino Hotel
(Kansas City)
Kansas City, MO 2,590 72 3,022 184 207.4 73.5 35.4%
Iowa
Ameristar Casino Hotel
(Council Bluffs)
Council Bluffs, IA 1,590 23 1,728 444 164.3 67.7 41.2%
Mississippi
Ameristar Casino Hotel
(Vicksburg)
Vicksburg, MS 1,570 41 1,816 149 117.7 53.5 45.4%
Colorado
Ameristar Casino Hotel
(Black Hawk)
Black Hawk, CO 1,490 47 1,772 536 159.2 57.7 36.2%
Nevada The Jackpot Properties Jackpot, NV 780 26 936 416 56.3 16.2 28.8%
Ohio River Downs Cincinnati, OH 11.8 (1.3) NM
98.0 389.4 25.2%
Indiana
Louisiana
Missouri
Kansas City
Vicksburg
East Chicago
Black Hawk

Boomtown New
Orleans
Bossier City Lumière Place
Atlantic City
Property¹
Pinnacle  Entertainment, Inc.
(Public Co.  / Debt Issuer)
Pinnacle
Stockholders
L'Auberge Lake
Charles Casino
Resort
River Downs
Racetrack
Hotel Lumière
L'Auberge
Baton Rouge
Casino Magic,
LLC
River City
Belterra Casino
Resort
Cactus Pete’s
Inc.
Ameristar
Casino
Council
Bluffs, Inc.
Ameristar
Casino
Kansas City,
Inc.
Ameristar
East Chicago
Holdings, LLC
Ameristar
Casinos
Financing
Corp.
Ameristar
Casino St.
Louis, Inc.
Ameristar
Casino East
Chicago, LLC
Ameristar
Casino Lake
Charles, LLC
Ameristar
Casino
Vicksburg,
Inc.
Ameristar
Casino St.
Charles, Inc.
Ameristar
Casino Black
Hawk, Inc.
Ameristar
Lake Charles
Holdings, LLC
Ameristar
Casino Las
Vegas,  Inc.
PNK (SAM) LLC²
PNK
Development 7
/ HPT
Stockholders Borrower Entity Non-Borrower Entity
100% Owner
Interests in
Vietnam
Venture and
Other Assets
PNK
Development 11
Pinnacle Unrestricted Subsidiaries
Interest in
Retama Park
Racetrack
1. Pinnacle’s Atlantic City Property is held in  unrestricted subsidies under the Credit Agreement
2. Management company that manages Retama Park Racetrack
$1,000M Revolver
$1,600M Term Loan B
Existing ASCA 7.5% Senior Unsecured Notes due 2021
Existing PNK 8.75% Senior Subordinated Notes due 2020
Existing PNK 7.75% Senior Subordinated Notes due 2022
Pinnacle Assets
Restricted Subsidiaries
Pro forma Organizational Structure
Ameristar
Casino
Springfield,
LLC.

Pinnacle Consolidated Adjusted EBITDA Reconciliation

PINNACLE ENTERTAINMENT:  RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO CONSOLIDATED ADJUSTED EBITDA
Trailing 12-month
period ended
(Dollars in Thousands) June 30, 2012 September 30, 2012 December 31, 2012 March 31, 2013 March 31, 2013
Income (Loss) From Continuing Operations 12,943 6,757 (42,013) (85,346) (107,659)
Income Tax Expense (Benefit) 2,150 1,962 974 611 5,697
Interest Expense, Net of Interest Income and Capitalized Interest 22,485 22,960 26,324 28,670 100,439
Loss on Equity Method Investment 1,244 1,367 26,574 92,181 121,366
Depreciation and Amortization 26,201 27,562 35,685 28,002 117,450
Write-downs, Reserves and Recoveries, net 788 103 10,919 314 12,124
Non-Cash Share Based Compensation 3,155 1,859 1,728 1,914 8,656
Pre-opening and Development Costs 4,212 11,546 3,117 7,561 26,436
Consolidated Adjusted EBITDA 73,178 74,116 63,308 73,907 284,509
Income (Loss) From Continuing Operations Margin 4.3% 2.2% -13.9% -27.3% -8.8%
Consolidated Adjusted EBITDA Margin 24.5% 24.4% 21.0% 23.6% 23.4%
Source:  Pinnacle Entertainment SEC Filings
For the three months ended,

Ameristar Adjusted EBITDA Reconciliation

AMERISTAR CASINOS:  RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
Trailing 12-month
period ended
(Dollars in Thousands) June 30, 2012 September 30, 2012 December 31, 2012 March 31, 2013 March 31, 2013
GAAP Net Income 17,622            16,131                         1,215                         17,978               52,946
Income Tax Provision 12,480            11,612                         1,898                         11,441               37,431
Interest Expense, Net of Capitalized Interest 28,821            29,652                         29,383                       28,634               116,490
Interest Income (12)                  (7)                                (5)                               (3)                        (27)
Other 112                 -                              -                             -                      112
Net Loss (gain) on disposition of assets 550                 (28)                              208                            (9)                        721
Impairment of Fixed Assets -                  -                              9,563                         23                       9,586
Depreciation and Amortization 26,999            27,036                         25,761                       25,147               104,943
Stock Based Compensation 3,650              3,738                           5,505                         3,752                 16,645
Non-operational Professional Fees & Merger related Costs -                  -                              6,669                         2,175                 8,844
Non-Capitalizable Lake Charles Development Costs -                  -                              193                            512                     705
Deferred Compensation Plan Expense 124                 -                              -                             -                      124
Net River Flooding (reimbursements) expenses (189)                -                              -                             -                      (189)
Adjusted EBITDA 90,157            88,134                         80,390                       89,650               348,331
Net Income Margin 5.9% 5.4% 0.4% 6.1% 4.5%
Adjusted EBITDA Margin 30.4% 29.6% 27.8% 30.4% 29.6%
Source:  Ameristar Casinos SEC Filings
For the three months ended,

Pro forma Consolidated Adjusted EBITDA Reconciliation

PRO FORMA COMBINED COMPANY CONSOLIDATED ADJUSTED EBITDA WITH SYNERGIES AND BATON ROUGE ANNUALIZATION
TTM at 3/31/2013
Pro forma Combined Company
(Dollars in Thousands) Consolidated Adj. EBITDA
Pinnacle Entertainment TTM at 3/31/13 Consolidated Adj. EBITDA (a) 284,509
Ameristar Casinos TTM at 3/31/13 Consolidated Adj. EBITDA (a) 348,331
Plus:  Expected Merger Synergies (b) 40,000
Plus:  Baton Rouge Adjusted EBITDA Annualization Increment (c) 10,486
Combined Company Pro forma Consolidated Adjusted EBITDA 683,326
Source:  Pinnacle Entertainment and Ameristar Casinos SEC Filings and Company Estimates.
(a) Represents company reported Consolidated Adjusted EBITDA for the trailing twelve month period ended March 31, 2013.
Pinnacle's Consolidated Adjusted EBITDA is not adjusted for Lumiere Place Casino and Hotels. In the trailing twelve month period ended March 31, 2013, the net revenues and Adjusted EBITDA for Pinnacle's St. Louis segment were $389.4 million and $98 million, respectively.  In the trailing twelve month period ended March 31, 2013, the net revenues and Adjusted
EBITDA for Lumiere Place Casino and Hotels was $190.7 million and $34.3 million, respectively, comprising 49% and 35% of the St. Louis segment results, respectively.
(b) Estimated $40 million of annual synergies expected to be generated by the combination of Pinnacle Entertainment and
Ameristar Casinos, as estimated by Pinnacle Entertainment management.
(c) Represents the adjustment required to annualize the partial year Adjusted EBITDA operating performance of Pinnacle
Entertainment's new L'Auberge Baton Rouge property.  This calaculation is based upon the property's 2013 first quarter
Adjusted EBITDA of $5.1 million times four, minus trailing twelve months through March 31, 2013 reported Adjusted
EBITDA of $10 million.

Pro forma Discretionary Cash Flow Calculation

PINNACLE ENTERTAINMENT STAND ALONE DISCRETIONARY CASH FLOW CALCULATION
TTM at 3/31/2013
Pinnacle Entertainment
(Dollars in Thousands) Discretionary Cash Flow
Consolidated Adjusted EBITDA at 3/31/13 (a) 284,509
Less:  Interest Expense, before Capitalized Interest (b) (116,700)
Less:  Cash Paid for Income Taxes (c) (3,546)
Less:  Maintenance Capital Expensitures (d) (43,100)
Combined Company Pro forma Discretionary Cash Flow 121,163
Source: Pinnacle Entertainment SEC Filings.
(a) Represents Pinnacle Entertainment's reported Consolidated Adjusted EBITDA for the trailing twelve month period ended March 31, 2013. In the trailing twelve month period ended March 31, 2013, the net revenues and Adjusted
EBITDA for Lumiere Place Casino and Hotels was $190.7 million and $34.3 million, respectively, comprising 49% and
35% of the St. Louis segment results, respectively.
(b) Based upon the combined company's expected pro forma capital structure. The profma capital structure is not adjusted for proceeds from regulatory asset divestitures in St. Louis and Lake Charles.
(c) Estimated combined company cash taxes relate principally to state level income taxes. Federal cash taxes are expected to be limited by the combined company's substantial Federal NOL carry forwards.
(d) Represents Pinnacle Entertainment's TTM at 3/31/13 total capital capital expenditures, minus capital spending on growth projects (River Downs and L'Auberge Baton Rouge).

Pro forma Discretionary Cash Flow Calculation

COMBINED COMPANY PRO FORMA DISCRETIONARY CASH FLOW CALCULATION
TTM at 3/31/2013
Pro forma Combined Company
(Dollars in Thousands)
Discretionary Cash Flow
Combined Company Pro forma Consolidated Adjusted EBITDA at 3/31/13 (a) 683,326
Less:  Pro forma Cash Interest Expense (b) (267,385)
Less:  Pro forma Combined Company Cash Taxes (c) (4,800)
Less:  Pro forma Maintenance Capital Expenditures (d) (96,400)
Combined Company Pro forma Discretionary Cash Flow 314,741
Source:  Pinnacle Entertainment and Ameristar Casinos SEC Filings.
(a) Represents the sum of each company's reported Consolidated Adjusted EBITDA for the trailing twelve month period ended
March 31, 2013, plus $40 million of expected synergies, $10.5 million Baton Rouge Adjusted EBITDA annualization increment.  Pinnacle's Consolidated Adjusted EBITDA is not adjusted for Lumiere Place Casino and Hotels. In the trailing twelve month period ended March 31, 2013, the net revenues and Adjusted EBITDA for Lumiere Place Casino and Hotels was
$190.7 million and $34.3 million, respectively, comprising 49% and 35% of St. Louis segment results, resoectively.
(b) Based upon the combined company's expected pro forma capital structure.  The profma capital structure is not adjusted for proceeds from regulatory asset divestitures in St. Louis and Lake Charles.
(c) Estimated combined company cash taxes relate principally to state level income taxes.  Federal cash taxes are expected to be limited by the combined company's substantial Federal NOL carry forwards.
(d) Represents the sum of Pinnacle Entertainment and Ameristar Casinos TTM at 3/31/13 total capital capital expenditures, minus capital spending on growth projects (Lake Charles, River Downs and L'Auberge Baton Rouge).  Ameristar Casinos total capital expenditures are further adjusted for one-time, non-recurring expenditures related to the Vicksburg site stabilization project of $5.1 million and a $9.3 million charge related to St. Charles hotel construction litigation